Supplement Dated March 7, 2016
To The Statement of Additional Information
Dated April 27, 2015

JNL® Investors Series Trust

Please note that the changes impact your variable annuity product(s).

Effective January 1, 2016, on page 36, in the section entitled "Trustees and Officers of the Trust," under "Trustee Compensation," please delete the first paragraph in its entirety and replace it with the following:

The Trustee who is an "interested person" receives no compensation from the Trust.  Effective January 1, 2016, each independent Trustee is paid by the Funds an annual retainer of $195,000, as well as a fee of $12,500 for each in-person meeting of the Board attended.  For each telephonic meeting of the Board attended, each independent Trustee is paid a fee of $5,000. The Chairman of the Board of Trustees receives an additional annual retainer of $80,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,000 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $10,000 for his or her services in that capacity.  If an independent Trustee participates in an in-person Board meeting by telephone, the independent Trustee will receive half of the meeting fee.

This Supplement is dated March 7, 2016.